Diodes Incorporated (DIOD) Plano, TX, USA Second Quarter 2024 Financial Results August 8, 2024 Exhibit 99.2

Safe Harbor Statement Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Any statements set forth above that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such statements include statements containing forward-looking words such as “expect,” “anticipate,” “aim,” “estimate,” and variations thereof, including without limitation statements, whether direct or implied, regarding expectations of that for the third quarter of 2024, we expect revenue to be approximately $346 million plus or minus 3 percent; we expect GAAP gross margin to be 34.0 percent, plus or minus 1 percent; non-GAAP operating expenses, which are GAAP operating expenses adjusted for amortization of acquisition-related intangible assets, are expected to be approximately 27.5 percent of revenue, plus or minus 1 percent; we expect non-GAAP net interest income to be approximately $2.5 million; we expect our income tax rate to be 18.5 percent, plus or minus 3 percent; shares used to calculate diluted EPS for the third quarter are anticipated to be approximately 46.6 million. Potential risks and uncertainties include, but are not limited to, such factors as: the risk that such expectations may not be met; the risk that the expected benefits of acquisitions may not be realized or that integration of acquired businesses may not continue as rapidly as we anticipate; the risk that we may not be able to maintain our current growth strategy or continue to maintain our current performance, costs, and loadings in our manufacturing facilities; the risk that we may not be able to increase our automotive, industrial, or other revenue and market share; risks of domestic and foreign operations, including excessive operating costs, labor shortages, higher tax rates, and our joint venture prospects; the risks of cyclical downturns in the semiconductor industry and of changes in end-market demand or product mix that may affect gross margin or render inventory obsolete; the risk of unfavorable currency exchange rates; the risk that our future outlook or guidance may be incorrect; the risks of global economic weakness or instability in global financial markets; the risks of trade restrictions, tariffs, or embargoes; the risk of breaches of our information technology systems; and other information, including the “Risk Factors” detailed from time to time in Diodes’ filings with the United States Securities and Exchange Commission. This presentation also contains non-GAAP measures. See the Company’s press release on August 8, 2024 titled, “Diodes Incorporated Reports Second Quarter Fiscal 2024 Financial Results” for detailed information related to the Company’s non-GAAP measures and a reconciliation of GAAP net income to non-GAAP net income.

About Diodes Incorporated Vision: Profitability Growth to Maximize Shareholder Value Our Core Values: Integrity, Commitment, Innovation Diodes delivers analog and discrete power solutions through its high-quality semiconductor products to the world’s leading companies in the automotive, industrial, computing, consumer electronics, and communications markets 65 Years in business 32 Consecutive years of profitability ~8400 Number of employees 1.7Bn Annual Revenue 2023 >42Bn >28K Number of products (SKU) shipped in 2023 >50K Number of customers 46% of 2023 product revenue from automotive/industrial Stock Symbol Number of units shipped in 2023 DIOD

Longer Term $B Corporate Objectives Goal 1: $1B Market Cap Goal 2: $1B Annual Revenue Goal 3: $1B Gross Profit Goal 4: $1B Profit Before Tax $1B Market Cap $1B Revenue $1B Gross Profit $1B PBT - 2010 - 2017 2025+ Target: $1B Gross profit Gross Margin: 40% Revenue: $2.5B 2025+

Targeted Market Segment Goal Automotive Connected driving, comfort/style/safety, electrification/powertrain Industrial Embedded systems, precision controls, medical, clean energy, machine to machine, motor control, and AIoT Consumer IoT: wearables, home automation, home appliances, smart infrastructure, and charging solutions Communications Smart phones, 5G networks, and enterprise networking Computing Cloud computing: server, AI server, storage, data centers ~60% of revenue ~40% of revenue (59% for Q2 2024) (41% for Q2 2024)

Profitability Growth Track record of Continued Outperformance Annual Revenue Gross Profit ($ in millions) ($ in millions) CAGR: 12% (2005 – 2023) CAGR: 13% (2005 - 2023)

Gross Margins and EPS Gross Margins (%) Non-GAAP EPS ($) CAGR: 22% (2012 - 2023)

2Q FY24 Highlights Automotive and Industrial totaled 41% of product revenue, ninth consecutive quarter exceeding 2025 target model of 40% $277 million in cash and cash equivalents*; Total debt reduced $23 million to approx. $47 million * Cash and cash equivalents, restricted cash and short-term investments Revenue increased 5.9% sequentially, above mid-point of guidance Global Point of Sales (POS) increased over 7% sequentially Guiding 3Q’24 revenue to grow 8.2%, highest sequential growth in 14 quarters

2Q FY24 Performance $320M +5.9% Q-Q Revenue $107.4M GAAP Gross Profit +7.8% Q-Q 33.6% +60 bps Q-Q GAAP Gross Margin $0.33 +17.8% Q-Q Non-GAAP EPS $15.4M +18.5% Q-Q Non-GAAP Net Income $41.1M EBITDA 12.8% of Revenue $14.4M Cash Flow from Ops $277M/$47M Strong Balance Sheet Cash*/Debt 4.5% of Revenue * Cash and cash equivalents, restricted cash and short-term investments

Revenue Profile for Second Quarter 2024 By Channel Distribution Direct By Region Asia Pacific Europe Americas By End Market Computing Consumer Industrial Communications Automotive 19% 14% 26% 23% 18% 63% 37% 77% 15% 8%

Quarterly Performance Quarterly Gross Profit ($ Millions) Quarterly Revenue ($ Millions)

Income Statement – Second Quarter 2024 ($ in millions, except EPS) 2Q23 1Q24 2Q24 Net sales 467.2 302.0 319.8 Gross profit (GAAP) 195.4 99.6 107.4 Gross profit margin % (GAAP) 41.8% 33.0% 33.6% Net income (GAAP) 82 14.0 8.0 Net income (non-GAAP) 73.3 13.0 15.4 Diluted EPS (non-GAAP) 1.59 0.28 0.33 Cash flow from operations 92.6 (31.1) 14.4 EBITDA (non-GAAP) 133.5 48.3 41.1

Balance Sheet ($ in millions) Dec 31, 2022 Dec 31, 2023 June 30, 2024 Cash* 348 329 277 Inventory 360 390 462 Current Assets 1,162 1,187 1,220 Total Assets 2,288 2,368 2,361 Total Debt 185 62 47 Total Liabilities 705 558 509 Total Equity 1,583 1,810 1,852 * Cash and cash equivalents, restricted cash and short-term investments

Revenue to be ~$346 million, +/- 3.0% represents 8.2% sequential increase at the mid-point GAAP gross margin of 34%, +/- 1% Non-GAAP operating expenses 27.5% of revenue, +/- 1%, which are GAAP operating expenses adjusted for amortization of acquisition-related intangible assets Net Interest income of ~$2.5 million Income tax rate to be 18.5%, +/- 3% Shares used to calculate diluted EPS approximately 46.6 million Amortization of $3.1 million, after tax, for previous acquisitions is not included in these non-GAAP estimates *Guidance as provided on August 8, 2024 Third Quarter 2024 Business Outlook

Investment Summary Vision: Expand shareholder value Mission: Profitability growth to drive 20%+ operating profit Next Strategic Goal: $1B gross profit Tactics: Total system solutions sales approach and content expansion driving growth Focus on key accounts Increased focus on high-margin automotive, industrial, analog and power discrete products Investment for technology leadership in target products, fab processes, and advanced packaging Accelerate fab process and product qualifications

Reconciliation of Net Income to Adjusted Net Income For the three months ended June 30, 2024 (in thousands, except per share data) (unaudited) Note: Included in GAAP and non-GAAP income was approximately $3.4 million and $2.8 million respectively, net of tax, non-cash share-based compensation expense. Excluding share-based compensation expense, GAAP diluted earnings per share would have improved by $0.07 per share and non-GAAP diluted earnings per share would have improved by $0.06 per share.

GAAP to Non-GAAP Reconciliation For the three months ended June 30, 2023 (in thousands, except per share data) (unaudited) Note: Included in GAAP and non-GAAP adjusted net income was approximately $6.0 million, net of tax, non-cash share-based compensation expense. Excluding share-based compensation expense, both GAAP and non-GAAP adjusted diluted earnings per share would have improved by $0.13 per share.